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                                  EXHIBIT 10.1



                           FORM OF SECURITY AGREEMENT
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                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (hereinafter called this "Agreement") is made _____________________, 199__, by and between U.S. AUTOMOBILE ACCEPTANCE SNP-IV, INC., a Texas corporation, located at 1120 N.W. 63rd, Suite G-106, Oklahoma City, Oklahoma 73116 (hereinafter called "Debtor") and Chase Bank of Texas as Trustee on behalf of those persons listed on Schedule A (which persons and the Trustee are hereinafter collectively called "Trustee").

         In consideration of the covenants and conditions stated in this Agreement the parties agree as follows:

         1.      INDEBTEDNESS SECURED.

                 This Agreement and the Security Interest secure the payment of certain Asset-Backed Promissory Notes issued and executed by Debtor, pursuant to the Indenture of Trust (the "Indenture") dated ___________________, 1996, by and between Debtor and Chase Bank of Texas and made payable to the holders of such Asset-Backed Promissory Notes in the aggregate principal sum of up to $40,000,000 (hereinafter collectively called the "Note"), together with all other indebtedness of every kind or nature owing by Debtor to Trustee, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, and whether the indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, and including any sums advanced and any costs and expenses incurred by Trustee pursuant to this Agreement, the Note or any other note or evidence of indebtedness (all of such is herein sometimes referred to as the "Indebtedness").

         2.      SECURITY INTEREST.

                 For value received, Debtor hereby grants to Trustee a security interest (the "Security Interest') in and to all of the following: (i) any and all retail motor vehicle installment sale contracts (the "Contracts") acquired with the funds constituting the Indebtedness or with funds received from the repayment of said Contracts or the Replacement Contracts (the "Replacement Contracts"), which Contracts or Replacement Contracts are originated in connection with the financing of new and used automobiles and light-duty trucks (the "Vehicles"), including all rights to receive payments thereunder and security interests in and instruments of title to the Vehicles, whether now owned or hereafter acquired; (ii) all funds in the Debtor bank accounts styled Master Collections Accounts, Master Operating Account and Note Redemption Account; (iii) all proceeds of an offering pursuant to the Registration Statement of Debtor filed with the Securities and Exchange Commission (the "Registration Statement"); and (iv) all products thereof and all cash and noncash proceeds of any of the foregoing, in any form, including, without limitation, proceeds of insurance policies from the loss thereof, all titles to the Vehicles and all assignment of liens, all Contracts, Vehicle Titles, assignments, dealer recourse agreements, other documents and instruments in the possession of the Debtor, and any documents or instruments in the possession, custody and control of any Contract Servicer or any independent Custodian (all of the foregoing hereinafter called the "Collateral"); provided, however, that the security interest granted hereunder is subject to the conditions and limitations set forth in the Registration Statement.

         3.      REPRESENTATION AND WARRANTIES OF DEBTOR.

                 Debtor represents and warrants and, so long as any portion of the Indebtedness remains unpaid, shall be deemed continuously to represent and warrant that:

                 3.1. Debtor is the owner of the Collateral free and clear of all security interests or other encumbrances and claims of any kind or nature in favor of any third persons, and Trustee has a first, perfected security interest in all of the Collateral;

                 3.2. Debtor is authorized to enter into this Agreement and into the transactions contemplated hereby and evidenced by the Note;

                 3.3. The Collateral is used or bought for use solely in business operations, and all of the relevant Collateral will remain personal property regardless of the manner in which any of it may be affixed to real property.





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                 3.4      Upon an Event of Default on the Notes or in this
Security Agreement, as described in section 6 hereof, Debtor shall cause any Contract Servicer or independent Custodian to deliver to the Trustee all Collateral in the possession of such Contract Servicer or independent Custodian.

         4.      COVENANTS OF DEBTOR.

         Debtor covenants that so long as any Indebtedness remains unpaid,
Debtor:

                 4.1. Will defend the Collateral against the claims and demands of all other parties, except purchasers of inventory in the ordinary course of business;

                 4.2. Will keep the Collateral free and clear from all security interests, liens and other encumbrances and claims of any kind or nature in favor of any third persons, except the Security Interest; and Debtor will not pledge the Collateral as security for any debts or obligations other than the Notes;

                 4.3. Will maintain in accordance with reasonable accounting practices, consistently applied, accurate and complete records concerning the Collateral; and will, upon request made from time to time, permit the Trustee or its agents to inspect the Collateral and the Debtor's records concerning the Collateral;

                 4.4. Upon an uncured Event of Default and upon request by the Trustee will deliver to the Trustee or its agents, any instruments, documents of title and chattel paper representing or relating to the Collateral or any part thereof, and all schedules, invoices, shipping, or delivery receipts, together with the endorsements or assignments;

                 4.5.     Will notify the Trustee in writing at least fifteen
(15) days in advance of any change in the Debtor's address specified on the first page of this Agreement, of any change in the location or of any additional locations at which the Collateral is kept of any change in the address at which records concerning the Collateral are kept and of any change in the location of the Debtor's residence, chief executive office or principal place of business;

                 4.6. Will execute and deliver to the Trustee such financing statements and other documents and take such other action, to perfect, protect or continue the perfection of the Security Interest and effect the purposes of this Agreement;

                 4.7. Will pay or cause to be paid when due all taxes, assessments and other charges of every kind and nature which may be levied or assessed upon or against the transaction contemplated hereby or the Collateral;

                 4.8. Will not make any distributions to shareholders or payments to affiliates except as set forth in the Registration Statement;

                 4.9. Will use the Collateral only for the purposes set forth in the Registration Statement and will not commingle the Collateral constituting cash with funds of any person or entity other than Debtor;

                 4.10. Upon an uncured Event of Default and upon request by the Trustee, will deliver any Collateral in the form of funds in Debtor's bank account to the Trustee and will surrender control of said accounts to the Trustee;

         5.      VERIFICATION OF COLLATERAL.

         Trustee shall have the right to verify the existence of the Collateral in any manner and through any medium which Trustee may consider appropriate, and Debtor shall furnish such assistance and information and perform such acts as Trustee may require in connection therewith.





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         6.      DEFAULT.

                 6.1. Events of Default. Subject to the following limitations, an Event of Default occurs if

                          a. the Debtor fails to make a payment of interest on any Note when the same becomes due and payable;

                          b. the Debtor fails to make a payment of the principal of any Note when the same becomes due and payable;

                          c. the Debtor fails to comply with any of its other agreements in the Notes, this Agreement or the Indenture of Trust and the default continues for the period and after the notice specified below;

                          d. the Debtor pursuant to or within the meaning of any Bankruptcy Law:

                                  (1)      commences a voluntary case,

                                  (2)      consents to the entry of an order
                                           for relief against it in any
                                           involuntary case,

                                  (3)      consents to the appointment of a
                                           Receiver of it or for any
                                           substantial part of its property,

                                  (4)      makes a general assignment for the
                                           benefit of its creditors, or

                                  (5)      fails generally to pay its debts as
                                           they become due; or

                          e. a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                                  (1)      is for relief against the Debtor in
                                           an involuntary case,

                                  (2) appoints a Receiver of the Debtor or for any substantial part of its property, or

                                  (3)      orders the liquidation of the
                                           Debtor, and the order or decree
                                           remains unstayed and in effect for
                                           90 days.

         The term "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law for the relief of debtors. The term "Receiver" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

         A default under section 6.1.c is not an Event of Default until the Trustee or the Noteholders holding at least a majority in principal amount of the Notes notifies the Debtor of the default and the Debtor does not cure the default within 90 days after receipt of the notice. The notice must specify the default, demand that it be remedied, and state that the notice is a "Notice of Default."

                 6.2. Rights and Remedies Upon Default. If an Event of Default occurs and is continuing the Trustee, by written notice to the Debtor, may declare the principal of and accrued interest on all the Notes to be due and payable immediately. After a declaration such principal and interest shall be due and payable immediately. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal and interest on the Notes or to enforce the performance of any provision of the Notes or this Agreement.





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         Notwithstanding anything to the contrary in this Agreement, the
Trustee is required to proceed against and liquidate all Collateral before looking to any other assets of the Debtor.

                 6.3. Notice. Debtor agrees that any notice by Trustee of any sale, lease or other disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least ten (10) days before the date of any public sale, lease or other disposition of the Collateral, or the time after which any private sale, lease or other disposition of the Collateral is to take place, to Debtor's address as specified in this Agreement or to any other address which Debtor has notified Trustee in writing as the address to which notices shall be given to Debtor.

                 6.4. Costs. Debtor shall pay all costs and expenses incurred by Trustee in enforcing this Agreement, realizing upon any Collateral and collecting any Indebtedness. Costs and expenses will include but not be limited to all reasonable attorneys' and paralegals' fees and expenses.

                 6.5. Deficiency. In the event that the proceeds of the Collateral are insufficient to satisfy the entire unpaid Indebtedness, Debtor will be responsible for the deficiency and shall pay the same upon demand. Trustee will account to Debtor for any proceeds of the Collateral in excess of the Indebtedness and the costs and expenses referred to in Section 6.4.

         7.      MISCELLANEOUS.

                 7.1. Perfection of Security Interest. Debtor shall take any and all steps necessary to perfect the security interest granted to Trustee hereby. If Debtor fails to take any such step, Trustee may, at Debtor's expense, file at any time, any financing statement or statements relating to the Collateral (with or without Debtor's signature thereon), and to take any other action deemed necessary or appropriate by Trustee to perfect and to continue perfection of the Security Interest. A photocopy of this Agreement is sufficient as a financing statement and may be filed as such if Trustee so elects.

                 7.2. Continuing Agreement. This Agreement is a continuing agreement with respect to the subject matter hereof and shall remain in full force and effect until all of the Indebtedness now or hereafter contracted for or created or existing and any extensions or renewals of the Indebtedness together with all interest thereon has been paid in full.

                 7.3. Right to Proceeds. In the event of a continuing Event of Default, the Trustee may demand, collect, and sue for all proceeds of the Collateral (either in Debtor's or Trustee's name at the latter's option) with the right to enforce, compromise, settle, or satisfy any claim. Debtor hereby irrevocably appoints Trustee as Debtor's attorney-in-fact to endorse, by writing or stamp, Debtor's name on all checks, commercial paper, and other instruments pertaining to the proceeds. Such appointment is binding and coupled with an interest. Debtor also authorizes Trustee to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss of or damage to any of the Collateral and hereby irrevocably appoints Trustee as Debtor's attorney-in-fact to endorse, by writing or stamp, any check or draft representing such proceeds or refund.

                 7.4. Non-Waiver. No delay or omission by Trustee in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right or remedy, and no single or partial exercise of any right or remedy shall preclude Trustee from any other or future exercise of the right or remedy or the exercise of any other right or remedy. Trustee may agree to a cure of any default by Debtor in any reasonable manner without waiving any other prior or subsequent default by Debtor.

                 7.5. Third Parties. Trustee shall have no obligation to take, and Debtor shall have the sole responsibility for taking, any steps to preserve rights against all prior parties to any document of title, general intangible, instrument or chattel paper in Trustee's possession as Collateral or proceeds of the Collateral.





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                 7.6.     Assignments.  Debtor's rights and obligations under
this Agreement are not assignable in whole or in part by operation of law or otherwise. Trustee may not assign its rights and obligations under this Agreement, in whole or in part, without notice to or consent of Debtor.

                 7.7. Definitions; Multiple Parties; Section Headings. The term "person" when referred to herein shall mean an individual, partnership, corporation or any other legal entity. If more than one Debtor executes this Agreement, the term "Debtor" includes each of the Debtors as well as all of them, and their obligations under this Agreement shall be joint and several. Whenever the context so requires, the neuter gender includes the feminine and masculine and the singular number includes the plural. Unless otherwise defined herein or the context requires otherwise, terms used herein shall have the same meaning as defined in the Uniform Commercial Code as enacted by the State of Texas. Section headings are used herein for convenience only and do not alter or limit the meaning of the language contained in each section.

                 7.8. Amendment; Waiver. This Agreement may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by Debtor and by Trustee.

                 7.9. Choice of Law; Waiver of Jury Trial. This Agreement has been delivered in the State of Texas and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Texas. Debtor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this paragraph shall affect or impair Trustee's right to serve legal process in any manner permitted by law, or Trustee's right to bring any action or proceeding against Debtor, or the property of Debtor, in the courts of any other jurisdiction.

                 7.10. Expenses. Debtor shall pay all costs and expenses relating to this Agreement and the Indebtedness, including but not limited to, filing and recording fees, documentary stamps including, without limitation, and Trustee's attorney's fees and expenses.

                 7.11. Notice. Except as otherwise provided herein, any notice required hereunder shall be in writing and shall be deemed to have been validly served, given or delivered upon deposit in the United States certified or registered mails, with proper postage prepaid, addressed to the party to be notified as follows:

                 a.  If to Debtor at:  U.S. Automobile Acceptance SNP-IV, Inc.
                                       1120 N.W. 63rd, Suite G-106
                                       Oklahoma City, Oklahoma 73116

                 b.  If to Trustee at: Chase Bank of Texas
                                       2200 Ross Avenue
                                       Dallas, TX  75201
                                       Attention:  Corporate Trust Department

or to such other address as each party may designate for itself by like notice.

                 7.12. Severability. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof, provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction.

                 7.13. Reliance by Trustee. All covenants, agreements, representations and warranties made herein by Debtor shall, notwithstanding any investigation by Trustee, be deemed to be material to and to have been relied upon by Trustee.

                 7.14. Entire Agreement. This Agreement, the Note and the other instruments, agreements and documents contemplated hereby contain the entire security agreement between Trustee and Debtor with respect to the subject matter hereof and supersedes and cancels any prior understanding and agreement between Trustee and Debtor with respect thereto.





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                 7.15.    Binding Effect Subject to the assigned provisions of
this section of the agreement, this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of Debtor and shall inure to the benefit of the successors and assigns of Trustee.

                 7.16.    Time.  Time is of the essence in this Agreement.

                 7.17. Attorney's Fees. The parties hereby agree that in the event any of the terms and conditions contained in this Agreement, including the indemnification provisions contained herein, must be enforced by reason of any past, existing or future delinquency of payment, of failure of observance or of performance by any of the parties hereto, in each such instance, the defaulting party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses and costs incurred in connection with the enforcement of any available remedy.

                 7.18. Capacity. The Trustee as Trustee is entering into this Agreement solely in its capacity as Trustee under the Indenture and shall be entitled to the privileges, immunities and protections afforded it thereunder in any actions taken by it as Trustee hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                        DEBTOR:

                                        U.S. AUTOMOBILE ACCEPTANCE SNP-IV, INC.

                                        By:
                                           ------------------------------------
                                        Its:
                                            -----------------------------------


                                        TRUSTEE:  ON BEHALF OF SECURED PARTIES

                                        CHASE BANK OF TEXAS

                                        By:
                                           ------------------------------------
                                        Its:
                                            -----------------------------------




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                                   SCHEDULE A

                           COLLECTIVE LIST OF PERSONS
                         CONSTITUTING THE SECURED PARTY





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